SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 16, 2006

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On November 16, 2006, Sally Beauty Holdings, Inc. (“Sally Beauty”) completed its previously announced transaction to separate from Alberto-Culver Company (“Alberto”) and commenced regular way trading of its common stock on the New York Stock Exchange under the symbol “SBH.” The creation of a new independent Sally Beauty results from the successful completion of a plan, approved by Alberto shareholders on November 10, 2006, to separate Alberto’s retail and distribution business, which will be operated by Sally Beauty, from its consumer products business, which will be operated by Alberto, into two separate, publicly-traded companies.

Item 1.01 Entry into a Material Definitive Agreement

Stockholders Agreement

In connection with the completion of the separation, Sally Beauty entered into a Stockholders Agreement, dated as of November 16, 2006, with CDRS Acquisition LLC, CD&R Parallel Fund VII, L.P. and the other stockholders party thereto. Descriptions of the material provisions of the Stockholders Agreement are included in (i) the proxy statement/prospectus—information statement included as part of the Registration Statement on Form S-4, as amended (File No. 333-136259), of Sally Beauty (formerly New Sally Holdings, Inc.) filed with the Securities and Exchange Commission and (ii) the Current Report on Form 8-K of Sally Beauty, as filed with the Securities and Exchange Commission on October 30, 2006. A copy of the Stockholders Agreement is filed herewith as Exhibit 4.8 and incorporated herein by reference.

Indentures

On November 16, 2006, Sally Holdings LLC and Sally Capital Inc. (“Sally Capital”), both indirect wholly-owned subsidiaries of Sally Beauty, completed a private offering of $430.0 million aggregate principal amount of 9.25% Senior Notes due 2014 (the “Senior Notes”) and $280.0 million aggregate principal amount of 10.5% Senior Subordinated Notes due 2016 (the “Senior Subordinated Notes”) (collectively referred to as the “Notes”). The Senior Notes and the Senior Subordinated Notes were each issued under an indenture, dated as of November 16, 2006, by and among Sally Holdings, Sally Capital, the guarantors named therein and Wells Fargo Bank, National Association, as Trustee. Interest on the Notes will be paid on May 15 and November 15 of each year, beginning May 15, 2007. The Senior Notes mature on November 15, 2014 and the Senior Subordinated Notes mature on November 15, 2016. The indentures governing the Notes contain covenants limiting, among other things, the ability of Sally Holdings and its restricted subsidiaries to incur additional indebtedness or issue preferred shares, pay dividends on or make other distributions in respect of capital stock or make other restricted payments, make certain investments, limit dividends or other payments by its restricted subsidiaries to Sally Holdings, sell certain assets, enter into certain types of transactions with affiliates, use assets as security for certain other indebtedness without securing the Senior Notes, consolidate, merge, sell or otherwise dispose of all or substantially all assets, and designate subsidiaries as unrestricted subsidiaries. The indentures governing the Notes also provide for customary events of default. Copies of the indentures are attached as Exhibits 4.1 and 4.2 hereto and incorporated herein by reference.

Registration Rights Agreements

In connection with the offering of the Notes, Sally Holdings, Sally Capital, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith, Incorporated and the other financial institutions named therein entered into a registration rights agreement, dated as of November 16, 2006, with respect to each series of Notes providing the holders of the Notes certain rights relating to registration of the Notes under the Securities Act of 1933, as amended. Pursuant to the registration rights agreements, Sally Holdings and

Sally Capital have agreed to conduct a registered exchange offer for the Notes or cause to become effective a shelf registration statement providing for the resale of the Notes. Sally Holdings and Sally Capital are required to use their commercially reasonable efforts to file a registration statement and to cause such registration statement to become effective within 360 days following November 16, 2006. If Sally Holdings and Sally Capital fail to comply with certain obligations under the Registration Rights Agreements, they will be required to pay liquidated damages in the form of additional cash interest to the holders of the Notes. Copies of the registration rights agreements are attached as Exhibits 4.3 and 4.4 hereto and incorporated herein by reference.

Credit Agreements

Term Loan Credit Agreement

On November 16, 2006, Sally Holdings LLC (“Sally Holdings”), an indirect wholly owned subsidiary of Sally Beauty, entered into a credit agreement among Merrill Lynch Capital Corporation, as Administrative Agent and Collateral Agent, and the several lenders from time to time parties thereto (the “Term Loan Credit Agreement”). The Term Loan Credit Agreement provides for a term A loan facility and a term B loan facility, which provide senior secured term loans up to a maximum principal amount of $150 million and $920 million, respectively. Sally Holdings’ parent, Sally Investment Holdings LLC (“Sally Investment Holdings”), and each domestic subsidiary of Sally Holdings (other than any subsidiary that is a foreign subsidiary holding company or a subsidiary of a foreign subsidiary) guarantee Sally Holdings’ obligations under the term A loan facility and the term B loan facility.

The term A loan facility matures on November 16, 2012, and the term B loan facility matures on November 16, 2013. The term A loan facility amortizes as follows: 5% in each of years one and two, 10% in each of years three and four, 20% in year five and 50% in year six. The term B loan facility amortizes in nominal quarterly installments (not exceeding one percent of the aggregate initial principal amount thereof per annum) with the balance due on the maturity date.

Amounts drawn under the term A loan facility bear annual interest at either an adjusted LIBOR rate plus a margin of 2.00% to 2.50%, or an alternate base rate plus a margin of 1.00% to 1.50%. Amounts drawn under the term B loan facility bear annual interest at either an adjusted LIBOR rate plus a margin of 2.25% to 2.50%, or an alternate base rate plus a margin of 1.25% to 1.50%. The interest rate margins are subject to adjustments based on Sally Holdings’ secured leverage ratio.

The Term Loan Credit Agreement contains a number of negative covenants restricting, among other things, indebtedness, liens, merger or transfer of substantially all assets of Sally Holdings, asset dispositions, distributions, dividends and repurchases of capital stock, prepayment or modification of certain other debt, acquisitions and investments, affiliate transactions, and limitations on dividends or other payments from subsidiaries. Sally Holdings is required to comply with a secured leverage ratio test. The Term Loan Credit Agreement contains customary events of default. A copy of the Term Loan Credit Agreement is attached as Exhibit 4.5.1 hereto and incorporated herein by reference.

Sally Holdings’ obligations under the Term Loan Credit Agreement (or the guarantees thereof by the guarantors) are secured by (i) all of the capital stock, or interests if applicable, of Sally Holdings and the domestic subsidiaries (other than any subsidiary that is a foreign subsidiary holding company or a subsidiary of a foreign subsidiary) owned by Sally Holdings and the guarantors, (ii) 65% of the capital stock of any non-U.S. subsidiary held directly by Sally Holdings or any guarantor, and (iii) substantially all other tangible and intangible personal property owned by Sally Holdings, with certain exceptions, pursuant to a security agreement (the “Term Loan Guarantee and Collateral Agreement”) made by Sally Holdings and its domestic subsidiaries on November 16, 2006. A copy of the Term Loan Guarantee and Collateral Agreement is attached as Exhibit 4.5.2 hereto and incorporated herein by reference. Sally Holdings’ obligations under the Term Loan Credit Agreement (or the guarantees thereof by the guarantors) are also secured by certain real property.

ABL Credit Agreement

On November 16, 2006, Sally Holdings, its domestic subsidiaries Beauty Systems Group LLC and Sally Beauty Supply LLC, as subsidiary borrowers, and its Canadian subsidiaries Sally Beauty (Canada) Corporation and Beauty Systems Group (Canada), Inc., as Canadian borrowers, entered into a credit agreement among Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Collateral Agent, Merrill Lynch Capital Canada Inc., as Canadian Agent and Canadian Collateral Agent, and the several lenders from time to time parties thereto (the “ABL Credit Agreement”). The ABL Credit Agreement provides for a senior secured revolving credit facility of up to $400 million (subject to availability under a borrowing base). Sally Investment Holdings and each domestic subsidiary of Sally Holdings (other than any subsidiary that is a borrower, foreign subsidiary holding company, or a subsidiary of a foreign subsidiary) have guaranteed the obligations of Sally Holdings and its subsidiaries under the ABL Credit Agreement.

The credit facility matures on November 16, 2011. It includes a $25 million sub-limit for swingline loans and a $50 million sub-limit for letters of credit. Amounts drawn under the credit facility bear annual interest at either an adjusted LIBOR rate plus a margin of 1.00% to 1.50%, or an alternate base rate plus a margin of 0.00% to 0.50%. The interest rate margins are subject to adjustments based on borrowing availability under the credit facility. The commitment fee calculated on the unused portion of the credit facility ranges from 0.20% to 0.35% per year based on available loan commitments. The ABL Credit Agreement contains a number of negative covenants restricting, among other things, certain mergers and transfers of substantially all assets, distributions, dividends and repurchases of capital stock and other equity interests, acquisitions, prepayment or modification of certain other debt, negative pledges, changes in fiscal year or line of business, and hedging arrangements. In addition, the ABL Credit Agreement contains a number of representations, including a representation as to the absence of liens other than permitted liens, that are required to be accurate in all material respects as a condition to borrowing. Sally Holdings is required to comply with a fixed charge coverage ratio test if the availability under the ABL Credit Agreement falls and remains below $40 million. The ABL Credit Agreement contains customary events of default. A copy of the ABL Credit Agreement is attached as Exhibit 4.6.1 hereto and incorporated herein by reference.

The obligations of Sally Holdings and its subsidiaries under the ABL Credit Agreement (or the guarantees thereof by the guarantors) are secured by (i) all of the capital stock, or interests if applicable, of Sally Holdings and the domestic subsidiaries (other than any subsidiary that is a foreign subsidiary holding company or a subsidiary of a foreign subsidiary) owned by Sally Holdings, the domestic subsidiary borrowers and the guarantors, (ii) 65% of the capital stock of any non-U.S. subsidiary held directly by Sally Holdings, any domestic subsidiary borrower or any guarantor, and (iii) substantially all other tangible and intangible personal property owned by Sally Holdings, each domestic subsidiary borrower and each guarantor, subject to certain exceptions, pursuant to a security agreement (the “U.S. Guarantee and Collateral Agreement”) made by Sally Holdings and its domestic subsidiaries on November 16, 2006. A copy of the U.S. Guarantee and Collateral Agreement is attached as Exhibit 4.6.2 hereto and incorporated herein by reference. The obligations of the Canadian borrowers under the ABL Credit Agreement are also secured by (i) all of the capital stock, or interests if applicable, of the Canadian borrowers and (ii) substantially all other tangible and intangible personal property owned by the Canadian borrowers subject to certain exceptions, pursuant to a security agreement (the “Canadian Guarantee and Collateral Agreement”) made by the Canadian borrowers and Sally Beauty Canada Holdings Inc., the direct parent of the Canadian borrowers. A copy of the Canadian Guarantee and Collateral Agreement is attached as Exhibit 4.6.3 hereto and incorporated herein by reference. The obligations of Sally Holdings and its domestic subsidiaries under the ABL Credit Agreement (or certain guarantees thereof by the guarantors) are also secured by certain real property.

Intercreditor Agreement

Pursuant to an intercreditor agreement dated November 16, 2006, made between the Administrative Agent and Collateral Agent under the ABL Credit Agreement and the Administrative Agent and Collateral Agent under the Term Loan Credit Agreement (the “Intercreditor Agreement”), the lenders under the ABL Credit Agreement have a first priority lien on certain collateral held by Sally Holdings and its domestic subsidiaries (the “ABL Priority Collateral”) and a second priority lien on substantially all other assets held by Sally Holdings and its domestic subsidiaries, and the lenders under the Term Loan Credit Agreement have a second priority lien on the ABL Priority Collateral and a first priority lien on substantially all other assets held by Sally Holdings and its domestic subsidiaries. A copy of the Intercreditor Agreement is attached as Exhibit 4.7 hereto and incorporated herein by reference.

Executive Officer Severance Agreements

In connection with the separation from Alberto, Sally Beauty entered into Severance Agreements, each dated as of November 16, 2006, with certain Sally Beauty executives. Each Severance Agreement provides that if, in the 24 months following a Change in Control (as defined in the Severance Agreement), the executive’s employment is terminated by a Qualifying Termination, which includes termination by Sally Beauty without Cause or by the executive for Good Reason (as Cause and Good Reason are defined in the Severance Agreement), then the executive will be entitled to certain benefits. These benefits include (i) a cash payment equal to the executive’s annual bonus, as determined in accordance with Sally Beauty’s annual incentive plan, pro-rated to reflect the portion of the year elapsed prior to the executive’s termination, (ii) a lump-sum cash payment equal to a multiple of the executive’s annual base salary at the time of termination plus a multiple of the average dollar amount of the executive’s actual or annualized annual bonus in respect of the five years preceding termination, and (iii) continued medical and welfare benefits, on the same terms as prior to termination, for a period of 24 months following termination.

The executives party to a Severance Agreement with Sally Beauty and their respective payment multiples are set forth in the following table:

Executive Officer	Multiple
Gary G. Winterhalter President and CEO	2.99
W. Richard Dowd Senior Vice President, Distribution and Chief Information Officer	1.99
Bennie L. Lowery Senior Vice President and General Merchandise Manager, Beauty Systems Group	2.49
Gary T. Robinson Senior Vice President and Chief Financial Officer	1.99
Raal H. Roos Vice President, General Counsel and Secretary	1.49

The Form of Severance Agreement entered into with these executive officers is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

On November 16, 2006, in connection with the completion of the separation from Alberto, Sally Beauty issued and sold 85,795,405 shares and 567,566 shares of its Class A common stock, par value $0.01 per share (“Class A Common Stock”) to CDRS Acquisition LLC (“CDRS”) and CD&R Parallel Fund VII, L.P. (“Parallel Fund”), respectively, for $571,221,178.21 and $3,778,821.79, respectively. At 12:01 a.m. Eastern time on November 17, 2006, each share of Class A Common Stock converted automatically into one share of Sally Beauty common stock, par value $0.01 per share (“Common Stock”). The above-mentioned shares of Class A Common Stock were issued and sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. Descriptions of the investment by each of CDRS and Parallel Fund and of the Class A Common Stock and its conversion into Common Stock are included in the proxy statement/prospectus—information statement included as part of the Registration Statement on Form S-4, as amended (File No. 333-136259), of Sally Beauty (formerly New Sally Holdings, Inc.) filed with the Securities and Exchange Commission.

Item 3.03 Material Modification to Rights of Security Holders

On November 16, 2006, pursuant to resolutions of Sally Beauty’s sole stockholder and Board of Directors, Sally Beauty amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and by-laws (the “Amended and Restated By-laws”). Descriptions of the material provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are included in (A) the proxy statement/prospectus—information statement included as part of the Registration Statement on Form S-4, as amended (File No. 333-136259), of Sally Beauty filed with the Securities and Exchange Commission and (B) the Current Report on Form 8-K of Sally Beauty, as filed with the Securities and Exchange Commission on October 30, 2006. Copies of the Amended and Restated Certificate and Amended and Restated Bylaws have been filed as Exhibits 4.1 and 4.2, respectively, to Sally Beauty’s registration statement on Form S-8 (File No. 333-138830) filed with the Commission on November 20, 2006 and are incorporated herein by reference.

Pursuant to the Amended and Restated Certificate of Incorporation, Sally Beauty’s name was changed from “New Sally Holdings, Inc.” to “Sally Beauty Holdings, Inc.”

Item 5.01 Change in Control of Registrant

As described above in the “Introduction” section of this Current Report on Form 8-K, in connection with the separation, Sally Beauty became a publicly-traded company, separate and independent from Alberto. Prior to the separation, Sally Beauty had been a wholly-owned subsidiary of Alberto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Directors

In connection with the completion of the separation on November 16, 2006, the members of the Board of Directors of Sally Beauty (the “Board”) resigned and the sole stockholder of Sally Beauty elected the following persons to the Board and designated each director to the Class set forth beside each such person’s name:

James G. Berges	Class I
Marshall E. Eisenberg	Class I
John A. Miller	Class I
Richard J. Schnall	Class I
Kathleen J. Affeldt	Class II
Walter L. Metcalfe, Jr.	Class II
Edward W. Rabin	Class II
Gary G. Winterhalter	Class II
Donald J. Gogel	Class III
Robert R. McMaster	Class III
Martha Miller de Lombera	Class III

The terms of Class I, II and III directors will expire as of the first, second and third annual meetings, respectively, of the stockholders of Sally Beauty following the separation and, thereafter, shall each be three years.

Listed below is biographical information for each member of the Board:

James G. Berges, age 58, is an operating principal of Clayton, Dubilier & Rice, Inc. Mr. Berges was President of Emerson Electric Co. from 1999 until his retirement in 2005. Emerson Electric Co. is a global manufacturer of products, systems and services for industrial automation, process control, HVAC, electronics and communications, and appliances and tools. He is also a director of MKS Instruments, Inc. and PPG Industries, Inc.

Gary G. Winterhalter, age 54, is Sally Beauty’s President and Chief Executive Officer. Prior to the separation, Mr. Winterhalter served as the President of Sally Holdings, Inc. (subsequently renamed Sally Holdings LLC) since May 2005. From January 2004 to May 2005, Mr. Winterhalter served as President, Sally/BSG North America, and from January 1996 to January 2004, he served as President of Sally USA. Mr. Winterhalter also served in other operating positions with Alberto between 1987 and 1996.

Kathleen J. Affeldt, age 58, retired from Lexmark International in February 2003 where she had been Vice President of Human Resources since July 1996. She joined Lexmark when it became an independent company in 1991 as the Director of Human Resources. Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems. She later held a number of human resources management positions. Ms. Affeldt has served as a director of SIRVA, Inc. since August 2002 and currently serves as chair of the Board’s Compensation Committee. She also serves as a director of BTE, Inc. and Whole Health, Inc.

Marshall E. Eisenberg, age 61, is a founding partner of the Chicago law firm of Neal, Gerber & Eisenberg LLP and has been a member of the firm’s Executive Committee for the past 20 years. Mr. Eisenberg is Secretary of General Growth Properties, Inc. and a director of Engineered Controls International, Inc., Jel-Sert Company and Ygomi, Inc. Mr. Eisenberg has served on the Advisory Board of the Jewish Federation and the Board of Visitors of the University of Illinois College of Law. Mr. Eisenberg received his J.D. degree with honors from the University of Illinois College of Law in 1971, where he served as a Notes and Comments Editor of the Law Review and was elected to the Order of the Coif.

Donald J. Gogel, age 57, is President and Chief Executive Officer of Clayton, Dubilier & Rice, Inc. Prior to joining Clayton, Dubilier & Rice, Inc. in 1989, Mr. Gogel was a partner at McKinsey & Company, Inc. and a Managing Director at Kidder, Peabody & Company, Inc. He served as interim Chief Executive Officer of Kinko’s in 1996. Mr. Gogel holds a B.A. degree from Harvard College, a graduate degree from Balliol College, Oxford University, where he was a Rhodes Scholar, and a J.D. degree from Harvard Law School.

Robert R. McMaster, age 58, is a director of Dominion Homes, Inc. and a member of its audit committee and compensation committee and is chairman of The Columbus Foundation audit committee. From May 2003 until June 2006, Mr. McMaster served as a director of American Eagle Outfitters, Inc. and as chairman of its audit committee and a member of its compensation committee. From December 2003 until February 2005, Mr. McMaster served as Chief Executive Officer of ASP Westward, LLC and ASP Westward, L.P. and from June 1997 until February 2002, Mr. McMaster served as Chief Executive Officer of Westward Communications Holdings, LLC and Westward Communications, L.P. Mr. McMaster is a former partner of KPMG LLP and a former member of its management committee.

Walter L. Metcalfe, Jr., age 67, is a partner in Bryan Cave LLP, an international law firm, and for ten years ending in September 2004 he served as its chairman and chief executive officer. Mr. Metcalfe holds a law degree from the University of Virginia where he was elected to the Order of the Coif.

John A. Miller, age 52, resigned as a director of Alberto upon completion of the separation, having served since July 2002. Mr. Miller serves as the President and Chief Executive Officer of North American Corporation of Illinois, a multi-divisional company specializing in industrial paper products, packaging, printing and other commercial consumables. Mr. Miller has served as the President of North American Corporation of Illinois since 1987. Mr. Miller is also a director of Atlantic Premium Brands, Ltd. and Laureate Education, Inc.

Martha Miller de Lombera, age 58, retired from The Procter & Gamble Company, a manufacturer and marketer of a broad range of consumer products, in 2001, following 25 years of service in various marketing and general management positions. At the time of her retirement, she was Vice President and General Manager—Latin American North Market Development Organization. Ms. Miller de Lombera is also a director of Nationwide Financial Services, Inc. where she is a member of its Finance Committee and a director of Ryerson Inc.

Edward W. Rabin, age 59, was President of Hyatt Hotels Corporation until 2006, having served in various senior management roles since joining the company in 1969. Mr. Rabin is a director of SMG Corporation. He is also a director of PrivateBancorp, Inc. and serves on its investment, compensation, nominating and corporate governance committees. Mr. Rabin is a director of Williams Industries Inc., serving as chair of its compensation committee and as a member of its audit committee. He is a trustee of the American Hotel Foundation, a trustee and member of the executive committee of the Museum of Contemporary Art, Chicago and a consulting director of the Richard Gray Gallery, Chicago and New York. Mr. Rabin attended the Wharton School of Advanced Business Management.

Richard J. Schnall, age 37, is a financial principal of Clayton, Dubilier & Rice, Inc. Prior to joining Clayton, Dubilier & Rice, Inc. in 1996, he worked in the Investment Banking division of Donaldson, Lufkin & Jenrette, Inc. and Smith Barney & Co. Mr. Schnall is a limited partner of CD&R Associates VI Limited Partnership, a director and stockholder of CD&R Investment Associates VI, Inc. and a director of VWR International, Inc. and SIRVA, Inc. Mr. Schnall is a graduate of the Wharton School of Business at the University of Pennsylvania and holds a Masters of Business Administration from Harvard Business School.

The Audit Committee of the Board consists of the following directors: Mr. McMaster (chair), Mr. Metcalfe, Mr. Miller and Mr. Rabin.

The Compensation Committee of the Board consists of the following directors: Ms. Affeldt (chair), Mr. Metcalfe, Mr. Miller and Mr. Rabin.

The Nominating and Corporate Governance Committee of the Board consists of the following directors: Mr. Metcalfe (chair), Ms. Affeldt, Mr. Eisenberg and Mr. Miller.

In connection with the completion of the separation, Sally Beauty paid Clayton, Dubilier & Rice, Inc., which employs Mssrs. Berges, Gogel and Schnall, a $30 million transaction fee.

Executive Officers

In connection with the completion of the separation on November 16, 2006 and pursuant to resolutions of the Transactions Committee of the Board, the officers of Sally Beauty were removed and the following persons were elected as executive officers to the office set forth beside each such person’s name:

James G. Berges	Chairman of the Board
Gary G. Winterhalter	President and Chief Executive Officer
Gary T. Robinson	Senior Vice President, Chief Financial Officer and Treasurer
W. Richard Dowd	Senior Vice President, Distribution and Chief Information Officer
Raal H. Roos	Vice President, General Counsel and Secretary

In addition, the following persons who served as executive officers of companies in Alberto’s retail and distribution business prior to completion of the separation will continue to serve as executive officers of Sally Beauty in the office at the subsidiary of Sally Beauty set forth beside each such person’s name:

John R. Golliher	President, Beauty Systems Group LLC
Bennie L. Lowery	Senior Vice President and General Merchandise Manager, Beauty Systems Group LLC
Neil B. Riemer	President, Armstrong McCall Holdings, Inc.
Michael G. Spinozzi	President, Sally Beauty Supply LLC

Listed below is biographical information for such executive officers of Sally Beauty:

James G. Berges, Chairman of the Board. A biography of Mr. Berges is included above under “Board of Directors.”

Gary G. Winterhalter, President and Chief Executive Officer. A biography of Mr. Winterhalter is included above under “Board of Directors.”

John R. Golliher, age 53, is President of Beauty Systems Group LLC. Prior to the separation from Alberto, Mr. Golliher served since July 2006 as President of Beauty Systems Group, Inc. From December 2003 to July 2006, Mr. Golliher served as Vice President and General Manager for the West Coast Beauty Systems division of Beauty Systems Group. From October 2001 to December 2003, Mr. Golliher served as Vice President of Full Service Sales, Beauty Systems Group East.

Bennie L. Lowery, age 56, is Senior Vice President and General Merchandise Manager of Beauty Systems Group LLC. Prior to the separation from Alberto, Mr. Lowery served since May 2006 as Senior Vice President and General Merchandise Manager of Beauty Systems Group, Inc. From October 1993 to May 2006, Mr. Lowery served as Senior Vice President and General Merchandise Manager of Sally Beauty Company, Inc.

Gary T. Robinson, age 59, is Senior Vice President, Chief Financial Officer and Treasurer. Prior to the separation from Alberto, Mr. Robinson served since October 2004 as Senior Vice President, Chief Financial Officer and Treasurer of Beauty Systems Group, Inc. (subsequently renamed Beauty Systems Group LLC) and Sally Beauty Company, Inc (subsequently renamed Sally Beauty Supply LLC). From October 2000 to October 2004, Mr. Robinson served as Senior Vice President, Chief Financial Officer and Assistant Treasurer of Beauty Systems Group, Inc. and Sally Beauty Company, Inc. Mr. Robinson has informed Sally Beauty that following the separation, he intends to retire and Sally Beauty has begun a search to identify Mr. Robinson’s successor, and he has agreed to continue his employment until a successor has been hired and, if requested, for a brief transition period thereafter. In connection with his retirement, Sally Beauty intends to pay Mr. Robinson the amounts otherwise due under his termination agreement as if he was terminated without cause.

W. Richard Dowd, age 63, is Senior Vice President, Distribution and Chief Information Officer. Prior to the separation from Alberto, Mr. Dowd served since November 1997 as Senior Vice President, Distribution and Chief Information Officer of Sally Beauty Company, Inc.

Neil B. Riemer, age 55, is President of Armstrong McCall Holdings, Inc. Prior to the separation from Alberto, Mr. Riemer served since October 2004 as President of Armstrong McCall. From October

2002 to September 2004, Mr. Riemer served as Vice President, Franchise Development of Armstrong McCall. From December 2001 to October 2002, Mr. Riemer served as Vice President, Purchasing of Armstrong McCall. Prior to December 2001, Mr. Riemer served as Executive Vice President, Administration of Armstrong McCall.

Raal H. Roos, age 54, is Vice President, General Counsel and Secretary. Prior to the separation from Alberto, Mr. Roos served since October 2004 as Vice President, General Counsel and Secretary of Beauty Systems Group, Inc. and Sally Beauty Company, Inc. From October 2000 to October 2004, Mr. Roos served as Vice President, General Counsel and Assistant Secretary of Beauty Systems Group, Inc. and Sally Beauty Company, Inc.

Michael G. Spinozzi, age 46, is President of Sally Beauty Supply LLC. Prior to the separation from Alberto, Mr. Spinozzi served since May 2006 as President of Sally Beauty Company, Inc. Prior to that, Mr. Spinozzi served in several capacities at Borders Group, Inc., most recently as Executive Vice President from March 2001 to May 2006.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information included in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01 Other Events

Termination Arrangements with Michael H. Renzulli

At the time of the separation from Alberto, Sally Holdings, Inc. a wholly owned subsidiary of Sally Beauty, received a release from Michael H. Renzulli, the outgoing Chairman of Sally Holdings, Inc. (subsequently renamed Sally Holdings LLC). Pursuant to a Termination and Consulting Agreement, dated as of June 19, 2006, among Mr. Renzulli, Alberto and Sally Holdings, Inc., upon receipt of such a release by Sally Holdings, Inc. and Alberto, Mr. Renzulli shall become entitled to a lump sum payment equal to $3,641,034. A copy of the Termination and Consulting Agreement, including the form of release, is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
Exhibit 4.1	Indenture, dated as of November 16, 2006, by and among Sally Holdings LLC and Sally Capital Inc., as Co-Issuers, the Subsidiary Guarantors from time to time parties thereto, and Wells Fargo Bank, National Association, as Trustee, governing the 9.25% Senior Notes due 2014

Exhibit 4.2	Indenture, dated as of November 16, 2006, by and among Sally Holdings LLC and Sally Capital Inc., as Co-Issuers, the Subsidiary Guarantors from time to time parties thereto, and Wells Fargo Bank, National Association, as Trustee, governing the 10.5% Senior Subordinated Notes due 2016

Exhibit 4.3	Exchange and Registration Rights Agreement, dated as of November 16, 2006, by and among Sally Holdings LLC, Sally Capital Inc., the Subsidiary Guarantors parties thereto, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and the other financial institutions named therein, relating to the 9.25% Senior Notes due 2014

Exhibit 4.4	Exchange and Registration Rights Agreement, dated as of November 16, 2006, by and among Sally Holdings LLC, Sally Capital Inc., the Subsidiary Guarantors parties thereto, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and the other financial institutions named therein, relating to the 10.5% Senior Subordinated Notes due 2016

Exhibit 4.5.1	Credit Agreement, dated November 16, 2006, with respect to a Term Loan Facility, by and among Sally Holdings LLC, the several lenders from time to time parties thereto, and Merrill Lynch Capital Corporation, as Administrative Agent and Collateral Agent

Exhibit 4.5.2	Guarantee and Collateral Agreement, dated as of November 16, 2006, made by Sally Investment Holdings LLC, Sally Holdings LLC and certain subsidiaries of Sally Holdings LLC in favor of Merrill Lynch Capital Corporation, as Administrative Agent and Collateral Agent

Exhibit 4.6.1	Credit Agreement, dated November 16, 2006, with respect to an Asset-Based Loan Facility, among Sally Holdings LLC, Beauty Systems Group LLC, Sally Beauty Supply LLC, any Canadian Borrower from time to time party thereto, certain subsidiaries of Sally Holdings LLC, the several lenders from time to time parties thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Collateral Agent, and Merrill Lynch Capital Canada Inc., as Canadian Agent and Canadian Collateral Agent

Exhibit 4.6.2	U.S. Guarantee and Collateral Agreement, dated as of November 16, 2006, made by Sally Investment Holdings LLC, Sally Holdings LLC and certain subsidiaries of Sally Holdings LLC in favor of Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Collateral Agent

Exhibit 4.6.3	Canadian Guarantee and Collateral Agreement, dated as of November 16, 2006, made by Sally Beauty (Canada) Corporation, Beauty Systems Group (Canada), Inc., Sally Beauty Canada Holdings Inc. and certain of their respective subsidiaries in favor of Merrill Lynch Capital Canada Inc., as Canadian Agent and Canadian Collateral Agent

Exhibit 4.7	Intercreditor Agreement, dated as of November 16, 2006, by and between Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Collateral Agent under the Term Loan Facility (Exhibit 4.5.1), and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Collateral Agent under the Asset-Based Loan Facility (Exhibit 4.6.1)

Exhibit 4.8	Stockholders Agreement, dated as of November 16, 2006, by and among Sally Beauty Holdings, Inc., CDRS Acquisition LLC, CD&R Parallel Fund VII, L.P. and the other stockholders party thereto

Exhibit 10.1	Form of Severance Agreement

Exhibit 10.2	Termination and Consulting Agreement, dated as of June 19, 2006, among Michael H. Renzulli, Alberto-Culver Company and Sally Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2006

SALLY BEAUTY HOLDINGS, INC.

By:	/s/ Gary T. Robinson
Name:	Gary T. Robinson
Title:	Senior Vice President, Treasurer and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1	Indenture, dated as of November 16, 2006, by and among Sally Holdings LLC and Sally Capital Inc., as Co-Issuers, the Subsidiary Guarantors from time to time parties thereto, and Wells Fargo Bank, National Association, as Trustee, governing the 9.25% Senior Notes due 2014

Exhibit 4.2	Indenture, dated as of November 16, 2006, by and among Sally Holdings LLC and Sally Capital Inc., as Co-Issuers, the Subsidiary Guarantors from time to time parties thereto, and Wells Fargo Bank, National Association, as Trustee, governing the 10.5% Senior Subordinated Notes due 2016

Exhibit 4.3	Exchange and Registration Rights Agreement, dated as of November 16, 2006, by and among Sally Holdings LLC, Sally Capital Inc., the Subsidiary Guarantors parties thereto, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and the other financial institutions named therein, relating to the 9.25% Senior Notes due 2014

Exhibit 4.4	Exchange and Registration Rights Agreement, dated as of November 16, 2006, by and among Sally Holdings LLC, Sally Capital Inc., the Subsidiary Guarantors parties thereto, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and the other financial institutions named therein, relating to the 10.5% Senior Subordinated Notes due 2016

Exhibit 4.5.1	Credit Agreement, dated November 16, 2006, with respect to a Term Loan Facility, by and among Sally Holdings LLC, the several lenders from time to time parties thereto, and Merrill Lynch Capital Corporation, as Administrative Agent and Collateral Agent

Exhibit 4.5.2	Guarantee and Collateral Agreement, dated as of November 16, 2006, made by Sally Investment Holdings LLC, Sally Holdings LLC and certain subsidiaries of Sally Holdings LLC in favor of Merrill Lynch Capital Corporation, as Administrative Agent and Collateral Agent

Exhibit 4.6.1	Credit Agreement, dated November 16, 2006, with respect to an Asset-Based Loan Facility, among Sally Holdings LLC, Beauty Systems Group LLC, Sally Beauty Supply LLC, any Canadian Borrower from time to time party thereto, certain subsidiaries of Sally Holdings LLC, the several lenders from time to time parties thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Collateral Agent, and Merrill Lynch Capital Canada Inc., as Canadian Agent and Canadian Collateral Agent

Exhibit 4.6.2	U.S. Guarantee and Collateral Agreement, dated as of November 16, 2006, made by Sally Investment Holdings LLC, Sally Holdings LLC and certain subsidiaries of Sally Holdings LLC in favor of Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Collateral Agent

Exhibit 4.6.3	Canadian Guarantee and Collateral Agreement, dated as of November 16, 2006, made by Sally Beauty (Canada) Corporation, Beauty Systems Group (Canada), Inc., Sally Beauty Canada Holdings Inc. and certain of their respective subsidiaries in favor of Merrill Lynch Capital Canada Inc., as Canadian Agent and Canadian Collateral Agent

Exhibit 4.7	Intercreditor Agreement, dated as of November 16, 2006, by and between Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Collateral Agent under the Term Loan Facility (Exhibit 4.5.1), and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Collateral Agent under the Asset-Based Loan Facility (Exhibit 4.6.1)

Exhibit 4.8	Stockholders Agreement, dated as of November 16, 2006, by and among Sally Beauty Holdings, Inc., CDRS Acquisition LLC, CD&R Parallel Fund VII, L.P. and the other stockholders party thereto

Exhibit 10.1	Form of Severance Agreement

Exhibit 10.2	Termination and Consulting Agreement, dated as of June 19, 2006, among Michael H. Renzulli, Alberto-Culver Company and Sally Holdings, Inc.